UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008 (December 3, 2007)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York	0-538	13-0435685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

111 Arlozorov Street
Tel Aviv, Israel		62098
(Address of principal executive offices)		(Zip Code)

(866) 447-8636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Ampal-American Israel Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 5, 2007 (the “Initial Form 8-K”), to include the financial statements and pro forma financial information which were permitted to be excluded from the Initial Form 8-K under Item 9.01 of Form 8-K. In the Initial Form 8-K, the Company reported, among other things, the completion on December 3, 2007 of its acquisition of a 63.66% controlling interest (on a fully diluted basis) in Gadot Chemical Tankers and Terminals Ltd. (“Gadot”) for approximately NIS 348 million, or approximately $90.9 million.

        This Amendment No. 1 amends and supplements the Initial Form 8-K only to include under Item 9.01 below the financial statements, pro forma financial information and related exhibits required to be disclosed in connection with the closing of the Company’s acquisition of a controlling interest in Gadot. Unless otherwise stated, the information set forth in the Initial Form 8-K remains accurate in all material respects.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The 2006 Annual Report of Gadot is filed herewith as Exhibit 99.1 and includes the following:

—	Report of Independent Auditor.

—	Consolidated Balance Sheets as of December 31, 2005 and December 31, 2006.

—	Consolidated Statements of Income for the Years Ended December 31, 2004, December 31, 2005 and December 31, 2006.

—	Consolidated Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2004, December 31, 2005 and December 31, 2006.

—	Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, December 31, 2005 and December 31, 2006.

—	Notes to the audited consolidated financial statements.

The Interim Report of Gadot as of September 30, 2007 is filed herewith as Exhibit 99.2 and includes the following:

—	Consolidated Condensed Balance Sheet as of September 30, 2007 and September 30, 2006.

—	Consolidated Statements of Income for the Nine Months and Three Months Ended September 30, 2007 and September 30, 2006.

—	Consolidated Condensed Statements of Changes in Shareholders’ Equity for the Nine Months and Three Months Ended September 30, 2007 and September 30, 2006.

—	Consolidated Condensed Statements of Cash Flows for the Nine Months and Three Months Ended September 30, 2007 and September 30, 2006.

—	Notes to the unaudited financial statements.

The Reports of other Certified Public Accountants on the following entities filed pursuant to Rule 2-05 of Regulation S-X are filed herewith as Exhibit 99.3:

—	BAX Chemicals B.V.

—	Chemship B.V.

—	Chyma Bulk Chemicals and Shipping S.A.

—	Eurochem Maritime B.V.

—	GCT, Ltd.

—	GCT Establishment

—	GCT Holding B.V.

—	GCT Netherlands B.V.

(b) Pro Forma Financial Information.

Included as Exhibit 99.4 to this Amendment No. 1 on Form 8-K/A are:

—	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007, prepared as if the acquisition occurred on September 30, 2007.

—	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months September 30, 2007, prepared as if the acquisition occurred on January 1, 2006.

—	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006, prepared as if the acquisition occurred on January 1, 2006.

(d) Exhibits:

EXHIBIT	DESCRIPTION

23.1	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.2	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.3	Consent of Ernst & Young

23.4	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.5	Consent of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited

23.6	Consent of Sherb & Co., LLP

23.7	Consent of Sherb & Co., LLP

23.8	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.9	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.10	Consent of Mazars Paardekooper Hoffman Accountants N.V.

99.1	Annual Report of Gadot Chemical Tankers and Terminals Ltd. for the Year Ended December 31, 2006.

99.2	Unaudited Interim Report of Gadot Chemical Tankers and Terminals Ltd. as of September 30, 2007.

99.3	Reports of other Certified Public Accountants filed pursuant to Rule 2-05 of Regulation S-X

99.4	Unaudited pro forma condensed consolidated financial statements.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2008	AMPAL-AMERICAN ISRAEL CORPORATION By: /s/ Yoram Firon —————————————— Yoram Firon Vice President - Investments and Corporate Affairs

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

23.1	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.2	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.3	Consent of Ernst & Young

23.4	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.5	Consent of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited

23.6	Consent of Sherb & Co., LLP

23.7	Consent of Sherb & Co., LLP

23.8	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.9	Consent of Mazars Paardekooper Hoffman Accountants N.V.

23.10	Consent of Mazars Paardekooper Hoffman Accountants N.V.

99.1	Annual Report of Gadot Chemical Tankers and Terminals Ltd. for the Year Ended December 31, 2006.

99.2	Unaudited Interim Report of Gadot Chemical Tankers and Terminals Ltd. as of September 30, 2007.

99.3	Reports of other Certified Public Accountants filed pursuant to Rule 2-05 of Regulation S-X

99.4	Unaudited pro forma condensed consolidated financial statements.